UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      April 25, 2006
                                                  ------------------------------

                                SBT Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)

             000-51832                                     20-4343972
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      (Commission File Number)                 (IRS Employer Identification No.)


   760 Hopmeadow Street, P.O. Box 248, Simsbury, CT                06070
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       (Address of Principal Executive Offices)                  (Zip Code)

                                 (860) 408-5493
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 25, 2006, The Simsbury Bank and Trust Company (the "Bank"), a wholly-owned subsidiary of SBT Bancorp, Inc., entered into a letter agreement with Paul R. Little (the "Agreement") which sets forth certain understandings and arrangements with respect to Mr. Little's employment relationship with the Bank.

The Agreement provides that Mr. Little will serve as the Bank's Chief Lending Officer and as a Senior Vice President, effective as of May 10, 2006. The Agreement provides that Mr. Little will receive a base salary of $120,000 per year and will be eligible to receive additional compensation under the Bank's short term and long term incentive plans, including up to 10,500 stock options. Mr. Little's employment is "at will" and may be terminated at any time for any reason. The Bank and Mr. Little have agreed to enter into a separate severance and change of control agreement which has not been executed as of the date of this report. Under this separate agreement, Mr. Little will receive the following compensation in the event that his position is terminated as the result of a change in control: (1) a lump sum payment equal to two years base salary and bonus, (2) accelerated vesting of stock options or other performance related incentive compensation, and (3) twenty-four months coverage of health benefits.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to Agreement which is filed as Exhibit
10.1 to this current report and is incorporated by reference.

Item 8.01 - Other Events.

On May 18, 2006, The Simsbury Bank & Trust Company announced that Paul R. Little joined the Bank as Senior Vice President and Chief Lending Officer. Mr. Little is replacing Charles D. Forgie, who had previously announced his decision to retire in 2006. A retirement date for Mr. Forgie is not known at this time. The Simsbury Bank & Trust Company is a wholly-owned subsidiary of SBT Bancorp, Inc.

A copy of the press release announcing Mr. Little's hire is attached hereto as
Exhibit 99.1 to this current report.

Item 9.01 - Financial Statements and Exhibits.

(d)   Exhibits

        10.1 Letter Agreement between The Simsbury Bank and Trust Company and Paul R. Little dated April 25, 2006.

        99.1     Press Release of SBT Bancorp, Inc. dated May 18, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SBT BANCORP, INC.



                                    By:  /s/ Martin J. Geitz
                                    --------------------------------------------
                                    Name:  Martin J. Geitz
                                    Title: President and Chief Executive Officer


Dated: May 19, 2006

                                  Exhibit Index


Exhibit No.       Description
-----------       -----------

   10.1 Letter Agreement between The Simsbury Bank and Trust Company and Paul R. Little dated April 25, 2006.

   99.1           Press Release of SBT Bancorp, Inc. dated May 18, 2006.